UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 30, 2003

Date of Report (Date of earliest event reported):

Commission File Number: 1-03477

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LEXOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida                                                                                                       52-2211884

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

1621 Cole Street, Baltimore, Maryland, 21223

(Address of principal executive offices)

(410) 233-0336

(Issuer's telephone number, including area code)

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Item 8.    Change in Fiscal Year.

As of September 29, 2003, Lexor Holdings, Inc. decided to change its fiscal year end from September 30 to December 31.  Information regarding the transition period will be filed with the Company's Form 10KSB for the fiscal year ended December 31, 2003.

Dated:  December 30, 2003

LEXOR HOLDINGS, INC.

/s/ Christopher Long

      Christopher Long,

      President and Chairman